                                                                      EXHIBIT 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Registration No. 33-60471) of Bestway, Inc. of our report dated October 22, 2001, except as to the last two paragraphs of Note 4, which are as of October 26, 2001 relating to the financial statements, which appears in this Form 10-K.


PRICEWATERHOUSECOOPERS LLP

Dallas, Texas
October 26, 2001